Exhibit 99.1

FOR IMMEDIATE RELEASE NEWS RELEASE

Contact:

Robert M. Thornton, Jr.

Chief Executive Officer

(770) 933-7004

SunLink Health Systems announces that it received a NYSE American LLC notice indicating that SunLink has fallen below certain NYSE American continued listing standards because it failed to hold its annual meeting of stockholders for the fiscal year ending on June 30, 2025, as set forth in Section 704 of the NYSE American Company Guide.

Atlanta, GA (July 7, 2025). SunLink Health Systems, Inc. (“SunLink”) (NYSE American: SSY) today announced that on Thursday, July 3, 2025, it received a deficiency letter (the “Notice”) from the NYSE American LLC (“NYSE American”) stating that SunLink failed to hold an annual meeting of stockholders during SunLink’s fiscal year ended June 30, 2025, as required by Section 704 of the NYSE American Company Guide (the “Company Guide”).

The Notice has no immediate impact on the listing of SunLink’s common stock, which will continue to be listed and traded on the NYSE American during the applicable cure period, but will be assigned a “.BC” indicator by the NYSE to indicate that SunLink is below compliance. The “.BC” indicator will be removed at such time as SunLink is deemed compliant with the NYSE’s continued listing standards.

Likewise, the Notice has no expected impact on SunLink’s planned merger with Regional Health Properties, Inc., a Georgia corporation (“Regional”) which is being submitted to the shareholders of SunLink for approval at a special meeting of shareholders of SunLink, to be held in person at Hyatt House Hotel, 3595 Cumberland Blvd., Atlanta, Georgia 30339, at 10:00 a.m., Eastern time, on July 29, 2025 (the “SunLink special meeting”).

In the event the merger agreement is terminated for any reason, including any failure to obtain required shareholder approvals from the shareholders of SunLink and Regional, SunLink intends to hold its annual meeting no later than June 30, 2026, in order to regain compliance under the Company Guide. As amended, the merger agreement may be terminated by each of Regional and SunLink under certain circumstances, including if the merger is not consummated by 5:00 p.m., Eastern time, on August 11, 2025.

NO OFFER OR SOLICITATION

Communications in this press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

ADDITIONAL INFORMATION

The proposed merger will be submitted to both the SunLink and Regional shareholders for their consideration. In connection with the proposed merger, Regional has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes a joint proxy statement/prospectus for SunLink and Regional and other relevant documents concerning the proposed merger.

INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.

You are able to obtain a copy of the joint proxy statement/prospectus, as well as other filings containing information about SunLink and Regional, without charge, at the SEC’s website (http://www.sec.gov) or by accessing SunLink’s website (http://www.sunlinkhealth.com) under the tab “Investors” or by accessing Regional’s website (http://www.regionalhealthproperties.com) under the tab “Investor Relations.” Copies of the joint proxy statement/prospectus have been mailed to the shareholders of SunLink and Regional who are, as of the respective record dates, entitled to vote on the merger, copies can also be obtained, without charge, by directing a request to Investor Relations, SunLink Health Systems, Inc., 900 Circle 75 Parkway, Suite 690, Atlanta, Georgia, 30339, telephone 770-933-7004 or to Investor Relations, Regional Health Properties, Inc., 1050 Crown Pointe Parkway, Suite 720, Atlanta, Georgia, 30338, telephone 678-869-5116.

SunLink and Regional and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SunLink and Regional in connection with the proposed merger. Information about the directors and executive officers of SunLink is set forth in Part III of SunLink’s Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended June 30, 2024, which information may be updated by SunLink from time to time in subsequent filings with the SEC. Information about the directors and executive officers of Regional is set forth in Part III of Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, which information may be updated by Regional from time to time in subsequent filings with the SEC. Additional information about the interests of those participants and other persons who may be deemed participants in the transaction may also be obtained by reading the joint proxy statement/prospectus relating to the proposed merger. Free copies of this document may be obtained as described above.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the expected timing and benefits of the proposed merger between Regional and SunLink, including statements of Regional’s goals, intentions and expectations; statements regarding Regional’s business plan and growth strategies; and the ability of SunLink to meet the continued listing requirements of the NYSE American and to maintain the listing of securities thereon.

These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things:

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Litigation that may be filed against Regional, SunLink, the members of the Regional Board, the members of the SunLink Board or the officers of Regional or SunLink could result in substantial costs, and the possible unexpected or adverse outcomes of such litigation, any of which could adversely affect Regional’s and SunLink’s ability to complete the merger on a timely basis or at all;

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the ability to obtain the approvals of SunLink’s or Regional’s shareholders, and the ability to complete the merger on the expected timeframe;
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the ability of SunLink to meet the continued listing requirements or rules of the NYSE American LLC, the ability of Regional to meet the requirements of the OTCQB, and the ability of Regional to meet the initial listing requirements of the NYSE American after the merger, and, as applicable, the ability to maintain the listing or trading, as applicable, of securities thereon;
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the risk that the businesses of Regional and SunLink will not be integrated successfully, or such integration may be more difficult, time-consuming, or costly than expected;
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expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame;
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revenues following the merger may be lower than expected;
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customer, vendor and employee relationships and business operations may be disrupted by the merger;
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possible changes in economic and business conditions;
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the impacts of epidemics, pandemics, or other infectious disease outbreaks;
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the existence or exacerbation of general geopolitical instability and uncertainty;
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possible changes in monetary and fiscal policies, and laws and regulations;
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competitive factors in the healthcare industry;
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Regional’s dependence on the operating success of its operators;
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the amount of, and Regional’s ability to service, its indebtedness;
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covenants in Regional’s debt agreements that may restrict its ability to make investments, incur additional indebtedness, and refinance indebtedness on favorable terms;
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the effect of increasing healthcare regulation and enforcement on Regional’s operators and the dependence of Regional’s operators on reimbursement from governmental and other third-party payors;
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the relatively illiquid nature of real estate investments;
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the impact of litigation and rising insurance costs on the business of Regional’s operators;
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the effect of Regional’s operators declaring bankruptcy, becoming insolvent, or failing to pay rent as due;
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the ability of any of Regional’s operators in bankruptcy to reject unexpired lease obligations and to impede its ability to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations;
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Regional’s ability to find replacement operators and the impact of unforeseen costs in acquiring new properties; and
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other risks and factors identified in (i) SunLink’s cautionary language included under the headings “Forward-Looking Statements” and “Risk Factors” in SunLink’s Annual Report on Form 10-K for the year ended June 30, 2024, and other documents subsequently filed by SunLink with the SEC and (ii) Regional’s cautionary language included under the headings “Statement Regarding Forward-Looking Statements” and “Risk Factors” in Regional’s Annual Report on Form 10-K for the year ended December 31, 2024, and other documents subsequently filed by Regional with the SEC.

Neither SunLink nor Regional undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, SunLink’s and Regional’s past results of operations do not necessarily indicate either of their anticipated future results, whether the merger is effectuated or not.

SunLink Health Systems, Inc. is the parent company of subsidiaries that own and operate a pharmacy business and an information technology business in the Southeast. For additional information on SunLink Health Systems, Inc., please visit the Company’s website.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding the company’s business strategy. These forward-looking statements are subject to certain risks, uncertainties, and other factors, which could cause actual results, performance, and achievements to differ materially from those anticipated. Certain of those risks, uncertainties and other factors are disclosed in more detail in the company’s Annual Report on Form 10-K for the year ended June 30, 2024 and other filings with the Securities and Exchange Commission which can be located at www.sec.gov.